Exhibit 10.255

                                  OFFICE LEASE
                                  ------------
     This Office Lease, which includes the preceding Summary of Basic Lease Information (the "Summary") attached hereto as pages (ii) through (iv) and incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section 1 of the Summary, is made by and between "Landlord" and "Tenant" as
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those  terms  are  defined  in  Sections  2  and 4 of the Summary, respectively.
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                                    ARTICLE 1
                      REAL PROPERTY, BUILDING AND PREMISES
                     -------------------------------------

1.1     Real Property, Building and Premises.  Upon and subject to the terms set
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     forth  in  this  Lease,  Landlord hereby leases to Tenant and Tenant hereby leases  from  Landlord the premises set forth in Section 6.2 of the Summary (the
                                                 -----------
"Premises"), which Premises are located in the building (the "Building") set forth in Section 6.1 of the Summary, reserving, however, to Landlord: (i) the
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sole  and  exclusive right to consent to the use or occupancy of the Premises by any person other than Tenant, whether by sublease, assignment or otherwise, and all right, title and interest in the economic value of the leasehold estate in the Premises for the Lease Term, all as more fully set forth in Article 14 of
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this  Lease,  (ii)  all  of the Building, except for the space within the inside surfaces  bounding the Premises, and except as provided below in this Article 1,
                                                                      ---------
and (iii) the rights, interests and estates reserved to Landlord by provisions of this Lease or operation of law. The outline of the Premises is set forth in Exhibit A attached hereto. The rentable square footage of the Premises is set
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forth in Section 6 of the Summary.  The Building, the parking area servicing the
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Building,  the  land  upon which the Building stands, and the land, improvements and other buildings surrounding the Building which are designated from time to time by Landlord as appurtenant to or servicing the Building, are herein sometimes collectively referred to herein as the "Real Property." Tenant acknowledges that Landlord has made no representation or warranty regarding the condition of the Real Property except as specifically set forth in this Lease. Tenant is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property; provided, however, that the manner in which such public and common areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to the rules, regulations and restrictions attached hereto as Exhibit B (the "Rules and
                                                      ----------
Regulations"). Landlord reserves the right to make alterations or additions to or to change the location of elements of the Real Property and the common areas thereof.

1.2     Condition  of Premises.  Except as expressly set forth in this Lease and
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in  the  Tenant  Work Letter attached hereto as Exhibit D, Landlord shall not be
                                                ---------
obligated to provide or pay for any improvements, work or services related to the improvement, remodeling or refurbishment of the Premises, and Tenant shall accept the Premises in its "AS IS" condition on the Lease Commencement Date. Notwithstanding the foregoing, Landlord agrees to use its commercially reasonable efforts to construct, at its sole cost and expense, both a men's and women's restroom on the first (1st) floor of the Building within thirty (30) days following the Lease Commencement Date, subject to Force Majeure Delays (defined in Section 27.13 below) and any delays caused by Tenant.

1.3     Verification  of  Rentable  Square  Feet  of Premises and Building.  For
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purposes  of  this Lease, "rentable square feet" shall be calculated pursuant to
Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1 - 1996 ("BOMA"), provided that the rentable square footage of the Building shall, in any event, include all of, and the rentable square footage of the Premises therefore shall include a portion of, the square footage of the ground floor common areas located within the Building and the common area and occupied space of the portions of the Building or Real Property, dedicated to the service of the Building. The rentable square feet of the Premises and the Building are subject to verification from time to time by Landlord's planner/designer and such verification shall be made in accordance with the provisions of this
Article  1.  Tenant's  architect  may  consult  with Landlord's planner/designer
      ----
regarding such verification, except to the extent it relates to the rentable square footage of the Building; however, the determination of Landlord's planner/designer shall be conclusive and binding upon the parties. If Landlord's planner/designer determines that the amounts thereof shall be different from those set forth in this Lease, all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect amount (including, without limitation, the amount of the "Rent" and any "Security Deposit," as those terms are defined in Article 4 and Article 21 of this Lease,
                                         ---------     ----------
respectively) shall be modified in accordance with such determination. If such determination is made, it will be confirmed in writing by Landlord to Tenant.

                                    ARTICLE 2
                                   LEASE TERM
                                   -----------

2.1     Initial Term.  The terms and provisions of this Lease shall be effective
        ------------
     as of the date of this Lease. The term of this Lease (the "Lease Term") shall be as set forth in Section 7.1 of the Summary and shall commence on the
                            -----------
date  (the  "Lease  Commencement  Date")  set  forth in Section 8(a) of the Work
                                                        ------------
Letter Agreement attached hereto as Exhibit "D", and shall terminate on the date
                                    -----------
(the  "Lease  Expiration  Date") set forth in Section 7.3 of the Summary, unless
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this  Lease  is sooner terminated as hereinafter provided.  For purposes of this
Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the eleventh month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto, which Tenant shall execute and return to Landlord
      ----
within  five  (5)  days  of  receipt  thereof.

2.2     Delivery  of  Possession.  Landlord  agrees to deliver possession of the
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Premises  to  Tenant  when  the  Tenant  Improvements  have  been  substantially completed in accordance with Exhibit D to this Lease.  The parties estimate that
                             ---------
Landlord  will  deliver  possession of the Premises to Tenant and the Lease
Term will commence on or before the anticipated Lease Commencement Date set forth in Section 7.2 of the Summary. Landlord agrees to use its commercially
           ------------
reasonable efforts to cause the Premises to be substantially completed on or before such anticipated Lease Commencement Date. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on or prior to such anticipated Lease Commencement Date, the Lease will not be void or voidable, nor will Landlord be liable to Tenant for any loss or damage resulting therefrom, but if such late delivery is due to Landlord's negligence or willful misconduct, or due to any Force Majeure delays, then, as Tenant's sole remedy, the Lease Commencement Date will be extended one (1) day for each day Landlord is delayed in delivering possession of the Premises to Tenant.

2.3     Early  Access  Rights.  Subject  to Article 10 herein, and provided this
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Lease  has been fully executed and delivered between Landlord and Tenant, Tenant and Tenant's contractors may have rent-free access to the Premises up to fourteen (14) days prior to the anticipated Lease Commencement Date set forth in
Section  7.2  of  the  Summary,  for  the  sole  purpose  of installing Tenant's
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furniture,  computer  cabling,  telephone  equipment,  and other fixtures in the
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Premises;  provided,  however,  such early access is granted under the condition that such access is coordinated with Landlord's representatives and that such Tenant's work causes no delays or inconvenience for Landlord's contractors. Any such delays or inconvenience shall be deemed a Tenant delay, as set forth in
Section  5  of  Exhibit  D  herein.
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                                    ARTICLE 3
                                    BASE RENT
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     Tenant  shall  pay, without notice or demand, to Landlord at the management office of the Building, or at such other place as Landlord may from time to time designate in writing, in the form of a check (which is drawn upon a bank which is located in the State of California), base rent ("Base Rent") as set forth in

Section  8 of the Summary, payable in equal monthly installments as set forth in
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Section 8 of the Summary in advance on or before the first day of each and every
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calendar  month  during  the  Lease  Term,  without  any  setoff  or  deduction whatsoever. The Base Rent for the first (1st) full calendar month of the Lease Term, shall be paid at the time of Tenant's execution of this Lease. If any "Rent" (as that term is defined in Section 4.1, below) payment date (including
                                     -----------
the Lease Commencement Date) falls on a day of a calendar month other than the first day of such calendar month or if any Rent payment is for a period which is shorter than one calendar month such as during the last month of the Lease Term, the Rent for any fractional calendar month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.
                                    ARTICLE 4
                                ADDITIONAL RENT
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4.1     Additional  Rent.  In  addition  to  paying  the  Base Rent specified in
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Article 3 of this Lease, Tenant shall pay as additional rent "Tenant's Share" of
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     the amount by which annual "Operating Expenses," "Insurance Expenses", "Tax
Expenses"  and  "Utilities  Expenses"  (as  those  terms are defined in Sections
                                                                        --------
4.2.2,  4.2.4,  4.2.5,  4.2.6 and 4.2.7 of this Lease, respectively), exceed the
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amount  of  "Operating  Expenses,"  "Insurance  Expenses",  "Tax  Expenses"  and
"Utilities Expenses", respectively, for the "Base Year," as that term is defined in Section 4.2.1 of this Lease; provided, however, Tenant shall not be
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responsible for any such excess during the first twelve (12) months of the Lease
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Term.  Such  additional rent, together with any and all other amounts payable by
Tenant to Landlord, as additional rent or otherwise, pursuant to the terms of this Lease, shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." All amounts due under this Article 4 as Additional Rent shall be
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payable in the same manner, time and place as the Base Rent.  Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this
Article  4  shall  survive  the  expiration  of  the  Lease  Term.
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4.2     Definitions.  As  used in this Article 4, the following terms shall have
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the  meanings  hereinafter  set  forth:
4.2.1     "Base  Year"  shall  mean  the  period set forth in Section 9.1 of the
                                                              -----------
Summary.

4.2.2 "Direct Expenses" shall mean "Operating Expenses", "Insurance Expenses", "Utilities Expenses" and "Tax Expenses," collectively.

4.2.3 "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease
     Term  expires.

4.2.4 "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay or incur during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Real Property, including, without limitation, any amounts paid or incurred for (i) the cost of maintaining, repairing, replacing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems, communication systems, and escalator and elevator systems, and the cost of supplies, tools, and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with the implementation and operation of a transportation system management program or similar program; (iii) fees, charges and other costs, including management fees (or amounts in lieu thereof), consulting fees (including but not limited to any consulting fees incurred in connection with the procurement of insurance), legal fees and accounting fees, of all persons engaged by Landlord or otherwise reasonably incurred by Landlord in connection with the management, operation, administration, maintenance and repair of the Real Property; (iv) the cost of parking area repair, restoration, and maintenance, including, but not limited to, resurfacing, repainting, restriping, and cleaning; (v) wages, salaries and other compensation and benefits of all persons engaged in the operation, maintenance or security of the Real Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; provided, that if any employees of Landlord or Landlord's agents provide services for more than one building, then a prorated portion of such employees' wages, benefits and taxes shall be included in Operating Expenses based on the portion of their working time devoted to the Real Property, and provided further, that no portion of any employee's wages, benefits, or taxes allocable to time spent on the development or marketing of the Real Property shall be included in Operating Expenses; (vi) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building; (vii) amortization (including interest on the unamortized cost at a rate equal to the commercial loan rate announced by Bank of America, a national banking association, or its successor, as its prime rate, plus 2% per annum fixed at the time of the acquisition or rental of the personal property) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Building and Real Property; (viii) the cost of Landlord's office and office operation for the Building and the Real Property and all supplies and materials used in connection therewith; and (ix) the cost of capital improvements or other costs incurred in connection with the Real Property (A) which relate to the operation, repair, maintenance and replacement of all systems, equipment or facilities which serve the Real Property in the whole or in part, (B) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Real Property, or any portion thereof to the extent of cost savings reasonably anticipated by Landlord, or (C) that are required under any governmental law or regulation that is then being enforced by a federal, state or local governmental agency; provided, however, that each such permitted capital expenditure shall be amortized (including interest on the unamortized cost with the interest rate (the "Interest Rate") fixed at the time such expenditure is placed in service) over its useful life as Landlord shall reasonably determine. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Building is not one hundred percent (100%) occupied during all or a portion of any Expense Year, Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such Expense Year as reasonably determined by Landlord employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Building been one hundred percent (100%) occupied, and the amount so determined shall be deemed to have been the amount of Operating Expenses for such Expense Year. Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses among different tenants of the Building (the "Cost Pools"). Such Cost Pools may include, but shall not be limited to, the office space tenants of the Building and the retail space tenants of the Building.


4.2.5 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes or charges, business or license taxes or fees, annual or periodic license or use fees, open space charges, housing fund assessments, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Building), which Landlord shall pay or incur during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Real Property. For purposes of this Lease, Tax Expenses shall be calculated as if the tenant improvements in the Building were fully constructed and the Real Property, the Building, and all tenant improvements in the Building were fully assessed for real estate tax purposes, and accordingly, during the portion of any Expense Year occurring during the Base Year, Tax Expenses shall be deemed to be increased appropriately.

4.2.5.1     Tax  Expenses  shall  include,  without  limitation:
(i) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, conservation, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

(ii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

(iii) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

(iv)     Any  possessory  taxes  charged or levied in lieu of real estate taxes.


4.2.5.2 Any expenses incurred by Landlord in attempting to protest, reduce or minimize Tax Expenses shall be included in Operating Expenses in the Expense Year such expenses are paid. Tax refunds shall be deducted from Tax Expenses in the Expense Year they are received by Landlord. All special assessments which may be paid in installments shall be paid by Landlord in the maximum number of installments permitted by law and not included in Tax Expenses except in the year in which the assessment is actually paid; provided, however, that if the prevailing practice in comparable buildings located in the vicinity of the Building is to pay such assessments on an early basis, and Landlord pays the same on such basis, such assessments shall be included in Tax Expenses in the year paid by Landlord. The amount of Tax Expenses for the Base Year attributable to the valuation of the Real Property, inclusive of tenant improvements, shall be known as "Base Taxes". If in any comparison year subsequent to the Base Year, the amount of Base Taxes decreases, then for purposes of all subsequent comparison years, including the comparison year in which such decrease in Taxes occurred, the Base Year shall be decreased by an amount equal to the decrease in Base Taxes.

4.2.5.3     Notwithstanding  anything  to the contrary contained in this Section
                                                                         -------
4.2.5 (except as set forth in Section 4.2.5.1 or levied in whole or part in lieu
 ----                         ---------------
of Tax Expenses), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Building), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under
Section  4.5  of  this  Lease.
 -----------

4.2.6 "Insurance Expenses" shall mean the costs of all insurance maintained by Landlord for the Real Property as determined annually by Landlord.

4.2.7 "Utilities Expenses" shall mean the cost of all utilities supplied for the Building and the Real Property (including, without limitation, water, sewer, electricity, telephone and HVAC), other than those utilities which are paid directly by Tenant and other tenants of the Building for excess consumption and after-hours HVAC pursuant to Section 6.2 of this Lease or similar provisions
                                 -----------
in other tenants' leases. Utilities Expenses shall include "Electrical Costs", i.e., (a) charges paid by Landlord for electricity; (b) costs incurred in connection with an energy management program for the Building or the Real Property; and (c) if and to the extent permitted by law, a fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided, that such fee shall not exceed fifty percent (50%) of any savings obtained by Landlord for such utilities. The following shall be deducted from Electrical
Costs: (i) amounts received by Landlord as reimbursement for above standard electrical consumption; (ii) the cost of electricity incurred to provide overtime HVAC to specific tenants (as reasonably estimated by Landlord); and
(iii) if any tenant is billed directly for the cost of building standard electricity to the Premises as a separate charge in addition to Base Rent, the cost of electricity to individual tenant spaces in the Building.

4.2.8     "Tenant's Share" shall mean the percentage set forth in Section 9.2 of
                                                                  -----------
     the Summary. Tenant's Share was calculated by multiplying the number of rentable square feet of the Premises by 100 and dividing the product by the total rentable square feet in the Building. If either the Premises and/or the Building is expanded or reduced, Tenant's Share shall be appropriately adjusted, and, as to the Expense Year in which such change occurs, Tenant's Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect.

4.3     Calculation  and  Payment  of  Additional  Rent.
        -----------------------------------------------

4.3.1     Calculation  of  Excess.  For  each  Expense Year ending or commencing
          -----------------------
within  the Lease Term, Tenant shall pay to Landlord, in the manner set forth in
Section  4.3.2, below, and as Additional Rent:  (i) the amount by which Tenant's
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Share  of  Operating  Expenses  for  such Expense Year exceeds Tenant's Share of
Operating Expenses for the Base Year; (ii) the amount by which Tenant's Share of Insurance Expenses for such Expense Year exceeds Tenant's Share of
Insurance Expenses for the Base Year; (iii) the amount by which Tenant's Share of Tax Expenses for such Expense Year exceeds Tenant's Share of Tax Expenses for the Base Year; and (iv) the amount by which Tenant's Share of Utilities Expenses for such Expense Year exceeds Tenant's Share of Utilities Expenses for the Base Year (collectively, the "Excess Expenses").

4.3.2     Statement  of Actual Direct Expenses and Payment by Tenant.  Following
          ----------------------------------------------------------
the end of each Expense Year, Landlord shall give to Tenant a statement (the "Statement"), which Statement shall state the Direct Expenses incurred or accrued for such preceding Expense Year broken down by category, and which shall indicate the amount, if any, of any Excess Expenses for any and all Direct Expense categories. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if any Excess Expenses are present, Tenant shall pay, with its next installment of Base Rent due, but in no event longer than thirty
(30) days after receipt of such Statement, the full amount of such Excess Expenses for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess Expenses," as that term is defined in Section
                                                                         -------
4.3.3,  below.  The  failure of Landlord to timely furnish the Statement for any
-----
Expense  Year  shall not prejudice Landlord from enforcing its rights under this
Article  4.  Even  though  the Lease Term has expired and Tenant has vacated the
----------
Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, taking into consideration that the Lease Expiration Date may have occurred prior to the final day of the applicable Expense Year, if any Excess Expenses are owing, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of Section 4.3.1 of this Lease. The provisions of this Section 4.3.2
              -------------                                        -------------
shall  survive  the  expiration  or  earlier  termination  of  the  Lease  Term.

4.4     Extraordinary  Base  Year  Expenses.  Notwithstanding  anything  to  the
        -----------------------------------
contrary  set  forth  in  this  Article  4,  when  calculating any of the Direct
                                ----------
Expenses for the Base Year, (i) Base Year Tax Expenses shall not include any increase in Tax Expenses occurring in the Base Year attributable to special assessments, charges, costs, or fees, or due to modifications or changes in governmental laws or regulations, including but not limited to the institution of a split tax roll, (ii) Base Year Operating Expenses shall not include costs resulting from market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, or other shortages and amortized costs relating to capital improvements, and (iii) Base Year Utility Expenses shall not include extraordinary utility rate increases and other utility related costs and charges incurred in the Base Year due to extraordinary circumstances including, but not limited to, conservation surcharges, costs and expenses arising due to brown-outs, black-outs, shut downs or other government or utility service provider mandated service interruptions, boycotts, or embargoes, including costs of temporary, alternative or permanent replacement power services and equipment.

4.5     Taxes  and  Other  Charges  for  Which  Tenant  Is Directly Responsible.
        -----------------------------------------------------------------------
Tenant shall reimburse Landlord, as Additional Rent, upon demand for any and all taxes required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

     4.5.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Landlord regardless of whether title to such improvements shall be vested in Tenant or Landlord;

     4.5.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, any portion of the Real Property or the parking facility used by Tenant in connection with this Lease; or

     4.5.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

4.6     Landlord's  Books and Records.  Within ninety (90) days after receipt of
        -----------------------------
a Statement by Tenant, if Tenant disputes the amount of Additional Rent set forth in the Statement, an independent certified public accountant (which accountant is a member of a nationally recognized accounting firm), designated and paid for by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records at Landlord's offices, provided that Tenant is not then in default under this Lease and Tenant has paid all amounts required to be paid under the applicable Estimate Statement and Statement, as the case may be. Tenant's failure to dispute the amount of Additional Rent set forth in any Statement within ninety (90) days of Tenant's receipt of such Statement shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, Tenant still disputes such Additional Rent, a determination as to the proper amount shall be made, at Tenant's expense, by an independent certified public accountant (the "Accountant") selected by Landlord and subject to Tenant's reasonable approval; provided that if such determination by the Accountant proves that Direct Expenses were overstated by more than five percent (5.0%), then the cost of the Accountant and the cost of such determination shall be paid for by Landlord. Landlord shall be required to maintain records of all Direct Expenses set forth in each Statement delivered to Tenant for two (2) years following Landlord's delivery of the applicable Statement.

                                    ARTICLE 5
                                USE OF PREMISES
                               ------------------

5.1     Use.  Tenant  shall  use the Premises solely for the "Permitted Use", as
        ---
that  term  is defined in Section 12 of the Summary, and Tenant shall not use or
                          ----------
permit the Premises to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the United States or any state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; (iii) offices of any health care professionals or service organization; (iv) schools or other training facilities which are not ancillary to corporate, executive or professional office use; (v) retail or restaurant uses; or (vi) communications firms such as radio and/or television stations. Tenant shall not allow occupancy density of use of the Premises which is greater than the average density of the other tenants of the Building. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the Rules and Regulations, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Building. Tenant shall faithfully observe and comply with the Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of such Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Building. Tenant shall comply with all recorded covenants, conditions, and restrictions now or hereafter affecting the Real Property. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of hazardous materials or substances as defined pursuant to any applicable federal, state or local governmental or quasi-governmental law, code, ordinance, rule, or regulation. Landlord acknowledges, however, that Tenant will maintain products in the Premises which are incidental to the operation of its offices, such as photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as hazardous materials. Landlord agrees that the use of such products in the Premises in compliance with all applicable laws and in the manner in which such products are designed to be used shall not be a violation by Tenant of this Article 5.
                                                          ----------
5.2     Hazardous  Materials.
        --------------------
5.2.1     Prohibition  on  Use.  Tenant shall not use or allow another person or
          --------------------
entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of Hazardous Materials. Landlord acknowledges, however, that Tenant will maintain products in the Premises which are incidental to the operation of its offices, such as photocopy supplies, secretarial supplies and limited janitorial supplies, which products contain chemicals which are categorized as Hazardous Materials. Landlord agrees that the use of such products in the Premises in compliance with all applicable laws and in the manner in which such products are designed to be used shall not be a violation by Tenant of this Section 5.2.1.
                      --------------
5.2.2     Indemnity.  Tenant  agrees  to  indemnify,  defend,  protect  and hold
          ---------
Landlord  and  the  Landlord Parties (as defined in Section 10.1 below) harmless
                                                    ------------
from and against any and all claims, actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities, interest or losses, including reasonable attorneys' fees and expenses, consultant fees, and expert fees, together with all other costs and expenses of any kind or nature, that arise during or after the Lease Term directly or indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Materials in or into the air, soil, surface water or groundwater at, on, about, under or within the Premises or Real Property or any portion thereof, to the extent caused by Tenant, its assignees or subtenants and/or their respective agents, employees, contractors, licensees or invitees (collectively, "Tenant Affiliates").

5.2.3     Remedial  Work.  In  the event any investigation or monitoring of site
          --------------
conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required under any applicable federal, state or local laws or by any judicial order, or by any governmental entity as the result of operations or activities upon, or any use or occupancy of any portion of the Premises by Tenant or Tenant Affiliates, Tenant shall perform or cause to be performed the Remedial Work in compliance with such laws or order. All Remedial Work shall be performed by one or more contractors, selected by Tenant and approved in advance in writing by Landlord. All costs and expenses of such Remedial Work shall be paid by Tenant, including, without limitation, the charges of such contractor(s), the consulting engineers, and Landlord's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work.

5.2.4     Definition  of  Hazardous  Materials.  As  used  herein,  the  term
          ------------------------------------
"Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government, including, without limitation, any material or substance which is (i) defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance" or "hazardous material" under any applicable federal, state or local law or administrative code promulgated thereunder, (ii) petroleum, or (iii) asbestos.

                                    ARTICLE 6
                             SERVICES AND UTILITIES
                            -------------------------

6.1     Standard Tenant Services.  Landlord shall provide the following services
        ------------------------
     on  all  days  during  the  Lease  Term,  unless  otherwise  stated  below.

6.1.1 Subject to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises, from Monday through Friday, during the period from 8:00 a.m. to 6:00 p.m., and on Saturdays during the period from 8:00 a.m. to 1:00 p.m. (collectively, the "Building Hours"), except for Sundays and New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and any other nationally and locally recognized holidays as designated by Landlord (collectively, the "Holidays").

6.1.2 Landlord shall provide electrical wiring and facilities for connection to Tenant's lighting fixtures and incidental use equipment, provided that
(i) the connected electrical load of the incidental use equipment does not exceed an average of two and one-half (2.5) watts per usable square foot of the Premises connected load during the Building Hours, and the electricity so furnished for incidental use equipment will be at a nominal one hundred twenty
(120) volts and no electrical circuit for the supply of such incidental use equipment will require a current capacity exceeding twenty (20) amperes, and
(ii) the connected electrical load of Tenant's lighting fixtures does not exceed an average of one and one-half (1.5) watts per usable square foot of the Premises connected load during the Building Hours, and the electricity so furnished for Tenant's lighting will be at a nominal one hundred twenty (120) volts. Tenant will design Tenant's electrical system serving any equipment producing nonlinear electrical loads to accommodate such nonlinear electrical loads, including, but not limited to, oversizing neutral conductors, derating transformers and/or providing power-line filters. Engineering plans shall include a calculation of Tenant's fully connected electrical design load with and without demand factors and shall indicate the number of watts of unmetered and submetered loads. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non-Building standard lighting fixtures within the Premises.

6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes.

6.1.4 Landlord shall provide janitorial/cleanup services Monday through Friday except the date of observation of the Holidays, in and about the Premises in accordance with "Class A" building practices.

6.1.5 Landlord shall provide nonexclusive automatic elevator service at all times.

6.2     Overstandard  Tenant  Use.  Tenant  shall  not, without Landlord's prior
        -------------------------
written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of Section

     6.1 of this Lease. If such consent is given, Landlord shall have the right to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Landlord upon billing by Landlord. If Tenant uses water, electricity, heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, Tenant shall pay to Landlord, upon
              ------------
billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, on demand, including the cost of such additional metering devices. If Tenant desires to use heat, ventilation or air conditioning ("HVAC") during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this
                                                             -----------
Lease, Tenant shall give Landlord such prior notice, as Landlord shall from time to time establish as appropriate, of Tenant's desired use and Landlord shall supply such utilities to Tenant at such hourly cost to Tenant as Landlord shall from time to time establish; provided, however, so long as Tenant is not in default under this Lease, Landlord shall provide up to fifty-five (55) hours of HVAC service per week to the Premises during the Lease Term at no additional charge to Tenant. Amounts payable by Tenant to Landlord for such use of additional utilities shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

6.3     Interruption  of  Use.  Tenant  agrees that Landlord shall not be liable
        ---------------------
for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including electric power, telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel  at  the  Building  after  reasonable  effort  to do so, including, without limitation,  as  a  result  of  government  or utility service provider mandated brown-outs, black-outs, shut downs or other service interruptions, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6. Landlord may comply with
                                            ---------
voluntary controls or guidelines promulgated by any governmental entity or utility service provider relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease, provided commercially reasonable market services are provided.

6.4     Service  Providers.  Landlord  shall have the right at any time and from
        ------------------
time-to-time during the Lease Term to contract for service from any company or companies providing electricity service ("Service Provider"). Tenant shall cooperate with Landlord and the Service Provider at all times and, as reasonably necessary, shall allow Landlord and Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises. Landlord shall in no way be liable or responsible for any loss, damage, or expense that Tenant may sustain or incur by reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy furnished to the Premises, or if the quantity or character of the electric energy supplied by the Service Provider is no longer available or suitable for Tenant's requirements, no such change, failure, defect, unavailability, or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under the Lease.

                                    ARTICLE 7
                                     REPAIRS
                                  ------------

7.1     Landlord  Repairs.  Landlord  shall  repair  and maintain the structural
        -----------------
portions of the Building, and the basic plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Landlord and not located within the Premises, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by Tenant or the "Tenant Parties," as that term is defined in Section 10.1, below, in
                                                         ------------
which event Tenant shall pay to Landlord, as Additional Rent, the reasonable cost of such maintenance and repairs. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or to the Building or to any equipment located in the Building as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

7.2     Tenant  Repairs.  Tenant shall, at Tenant's own expense, pursuant to the
        ---------------
terms  of  this  Lease including, without limitation, Article 8 hereof, keep the
                                                      ---------
Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term. In addition,
Tenant shall, at Tenant's own expense but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, pursuant to the terms of this Lease including, without limitation, Article 8 hereof, promptly and adequately repair all damage to the
             ----------
Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same.

                                    ARTICLE 8
                            ADDITIONS AND ALTERATIONS
                          -----------------------------

8.1     Landlord's  Consent  to  Alterations.  Tenant  may  not  make  any
        ------------------------------------
improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord, provided that such Alterations (i) comply with all applicable laws, ordinances, rules and regulations; (ii) are compatible with the Building and its mechanical, electrical, heating, ventilating, air-conditioning, and life safety systems; (iii) will not interfere with the use and occupancy of any other portion of the Building by any other tenant or their invitees; (iv) are not visible from the exterior of the Building; and (v) do not affect the structural portions of the Building. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter, attached hereto as Exhibit D, and not the
                                                          ---------
terms  of  this  Article  8.
                 ----------

8.2     Manner  of  Construction.  Landlord  may  impose,  as a condition of its
        ------------------------
consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its sole discretion may deem desirable including, but not limited to, the requirement that upon Landlord's request, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term, and/or the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen selected by Landlord. If such Alterations will involve the use of or disturb hazardous materials or substances existing in the Premises, Tenant shall comply with Landlord's rules and regulations concerning such hazardous materials or substances. Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the applicable municipality, in conformance with Landlord's construction rules and regulations. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or the common areas for any other tenant of the Building, and as not to obstruct the business of Landlord or other tenants in the Building, or interfere with the labor force working in the Building. Upon completion of any Alterations, Tenant agrees to (i) cause a timely Notice of Completion to be recorded in the office of the Recorder of the local county in accordance with the terms of Section 3093 of the Civil Code of the State of California or any successor statute, (ii) deliver to the Building management office a reproducible copy of the "as built" drawings of the Alterations, and
(iii) deliver to Landlord evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials.

8.3     Payment  for  Improvements.  If  Tenant  orders any Alteration or repair
        --------------------------
work directly from Landlord, or from a contractor selected by Landlord, the charges for such work shall be deemed Additional Rent under this Lease, payable upon billing therefor, either periodically during construction or upon the substantial completion of such work, at Landlord's option. Upon completion of such work, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. If Tenant orders any work directly from Landlord, Tenant shall pay to Landlord a percentage of the cost of such work (such percentage to be established on a uniform basis for the Building) sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work, and if Tenant does not order any work directly from Landlord, Tenant shall reimburse Landlord for Landlord's reasonable out-of-pocket costs and expenses reasonably incurred in connection with Landlord's review of such work.

8.4     Construction  Insurance.  If  that  Tenant makes any Alterations, Tenant
        -----------------------
agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as
Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease
                                                        ----------
immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

8.5     Landlord's  Property.  All  Alterations,  improvements,  fixtures and/or
        --------------------
equipment which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and Building caused by such removal. Furthermore, if Landlord, as a condition to Landlord's consent to any Alteration, requires that Tenant remove any Alteration upon the expiration or early termination of the Lease Term, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given upon any earlier termination of this Lease, require Tenant at Tenant's expense to remove such Alterations and to repair any damage to the Premises and Building caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations, Landlord may do so and may charge the cost thereof to Tenant.

                                    ARTICLE 9
                             COVENANT AGAINST LIENS
                            -------------------------

     Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed on or before the date occurring five (5) days after notice of such lien is delivered by Landlord to Tenant, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.
                                   ARTICLE 10
                                    INSURANCE
                                 --------------

10.1     Indemnification  and  Waiver.  To  the  extent  not  prohibited by law,
         ----------------------------
Landlord, its partners, trustees, ancillary trustees and their respective officers, directors, shareholders, beneficiaries, agents, servants, employees, and independent contractors (collectively, the "Landlord Parties") shall not be liable for any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys'
fees) incurred in connection with or arising from any cause in, on or about the Premises or any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, its partners, and their respective officers, agents, servants, employees, and independent contractors (collectively, the "Tenant Parties"), in, on or about the Real Property, either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the gross negligence or willful misconduct of Landlord or the Landlord Parties. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of an event covered by the foregoing indemnity, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. Further, Tenant's agreement to indemnify Landlord pursuant to this Section 10.1 is not intended and shall not relieve any insurance carrier of
     ------------
its obligations under policies required to be carried by Tenant pursuant to the provision of this Lease, to the extent such policies cover the matters subject to Tenant's indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this Section 10.1 shall survive the expiration or
                                   -------------
sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

10.2     Tenant's  Compliance  with Landlord's Fire and Casualty Insurance.  The
         -----------------------------------------------------------------
coverage and amounts of insurance carried by Landlord in connection with the Building shall at a minimum be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of comparable buildings located in the vicinity of the Building. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for any insurance policies carried by Landlord, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

10.3     Tenant's  Insurance.  Tenant  shall maintain the following coverages in
         -------------------
the  following  amounts.

10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a
Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than: (i) Bodily
   ------------
Injury and Property Damage Liability - $3,000,000 each occurrence and $3,000,000 annual aggregate, and (ii) Personal Injury Liability - $3,000,000 each occurrence and $3,000,000 annual aggregate.

10.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the "Tenant Improvements," as that term is defined in the Tenant Work Letter, and
(iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the guaranteed replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

10.3.3 Business Interruption, loss-of-income and extra-expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.
10.3.4     Form  of  Policies.  The  minimum  limits  of  policies  of insurance
           ------------------
required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party it so specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii) be issued by an
                              -------------
insurance company having a rating of not less than A-XII in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord; and (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof.

10.4     Waiver  of  Claims;  Waiver  of  Subrogation.
         --------------------------------------------
10.4.1 Mutual Waiver of Parties. Landlord and Tenant hereby waive their rights against each other with respect to any claims or damages or losses which are caused by or result from (a) damage to property or loss of income insured against under any insurance policy carried by Landlord or Tenant (as the case may be) pursuant to the provisions of this Lease and enforceable at the time of such damage or loss, or (b) damage to property or loss of income which would have been covered under any insurance required to be obtained and maintained by Landlord or Tenant (as the case may be) under this Lease (as applicable) had such insurance been obtained and maintained as required therein. The foregoing waivers shall be in addition to, and not a limitation of, any other waivers or releases contained in this Lease.

10.4.2 Waiver of Insurers. Each party shall cause each property and loss of income insurance policy required to be obtained by it pursuant to this
Lease to provide that the insurer waives all rights of recovery by way of subrogation against either Landlord or Tenant, as the case may be, in connection with any claims, losses and damages covered by such policy. If either party fails to maintain property or loss of income insurance required hereunder, such insurance shall be deemed to be self-insured with a deemed full waiver of subrogation as set forth in the immediately preceding sentence.

10.5     Additional  Insurance  Obligations.  Tenant  shall  carry  and maintain
         ----------------------------------
during  the  entire  Lease  Term,  at  Tenant's sole cost and expense, increased amounts  of  the  insurance  required  to  be carried by Tenant pursuant to this
Article  10,  and  such other reasonable types of insurance coverage and in such
     ------
reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord, but in no event shall such increased amounts of insurance or such other reasonable types of insurance be in excess of that required by landlords of comparable buildings located in the vicinity of the Building. Notwithstanding anything to the contrary contained in this Lease, in the event of any termination of this Lease pursuant to Article 11 or Article
                                                           ----------    -------
13 below, Tenant shall assign and deliver to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3 of this Lease.
                            -------------
                                   ARTICLE 11
                             DAMAGE AND DESTRUCTION
                            ------------------------


11.1     Repair of Damage to Premises by Landlord.  Tenant shall promptly notify
         ----------------------------------------
     Landlord of any damage to the Premises resulting from fire or any other casualty or any condition existing in the Premises as a result of a fire or other casualty that would give rise to the terms of this Article 11. If the
                                                             ----------
Premises  or any common areas of the Building serving or providing access to the

Premises shall be damaged by fire or other casualty or be subject to a condition existing as a result of a fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the base, shell, and core of the Premises and such
      -----------
common  areas  to  substantially  the  same  condition  as  existed prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or any other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord
(or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3 of this Lease, and
                                                 ------------
Landlord shall repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Such submittal of plans and construction of improvements shall be performed in substantial compliance with the terms of the Tenant Work Letter as though such construction of improvements were the initial construction of the Tenant Improvements. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Rent, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof; provided, further, if the Premises is damaged such that the remaining portion thereof is not sufficient to allow Tenant to conduct its business operations from such remaining portion and Tenant does not conduct its business operations therefrom, and if such damage is not the result of the negligence or willful misconduct of Tenant or any of the Tenant Parties, Landlord shall allow Tenant a total abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result of the subject damage.

11.2     Landlord's Option to Repair.  Notwithstanding the terms of Section 11.1
         ---------------------------                                ------------
of this Lease, Landlord may elect not to rebuild and/or restore the Premises and/or Building and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause or be subject to a condition existing as a result of such a fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present:
(i) repairs cannot reasonably be completed within one hundred eighty (180) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or ground lessor with respect to the Real Property shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; or (iii) the damage or condition arising as a result of such damage is not fully covered, except for deductible amounts, by Landlord's insurance policies; provided, however, that if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs cannot, in the reasonable judgment of Landlord, be completed within two hundred ten (210) days after being commenced, Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant. Furthermore, if neither Landlord nor Tenant have terminated this Lease, and the repairs are not actually completed within such two hundred ten (210) day period, Tenant shall have the right to terminate this Lease during the first five (5) business days of each calendar month following the end of such period until such time as the repairs are complete, by notice to Landlord (the "Damage Termination Notice"), effective as of a date set forth in the Damage Termination Notice (the "Damage Termination Date"), which Damage Termination Date shall not be less than ten
(10) business days following the end of each such month. Notwithstanding the foregoing, if Tenant delivers a Damage Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period ending thirty (30) days after the Damage

Termination Date set forth in the Damage Termination Notice by delivering to Tenant, within five (5) business days of Landlord's receipt of the Damage Termination Notice, a certificate of Landlord's contractor responsible for the repair of the damage certifying that it is such contractor's good faith judgment that the repairs shall be substantially completed within thirty (30) days after the Damage Termination Date. If repairs shall be substantially completed prior to the expiration of such thirty-day period, then the Damage Termination Notice shall be of no force or effect, but if the repairs shall not be substantially completed within such thirty-day period, then this Lease shall terminate upon the expiration of such thirty-day period. At any time, from time to time, after the date occurring sixty (60) days after the date of the damage, Tenant may request that Landlord inform Tenant of Landlord's reasonable opinion of the date of completion of the repairs and Landlord shall respond to such request within five (5) business days.

11.3     Waiver  of  Statutory  Provisions.  The  provisions  of  this  Lease,
         ---------------------------------
including  this Article 11, constitute an express agreement between Landlord and
                ----------
Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Real Property, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.

11.4     Damage  Near End of Term.  If the Premises or the Building is destroyed
         ------------------------
or damaged to any substantial extent during the last eighteen (18) months of the Lease Term and, in the reasonable judgment of Landlord, the damage or destruction to the Premises or Building cannot be repaired by the date which is six (6) months prior to the Lease Expiration Date, then notwithstanding anything contained in this Article 11, either Landlord or Tenant shall have the option
                     ----------
to terminate this Lease by giving written notice to the other party of the exercise of such option within thirty (30) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice, Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of damage, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

                                   ARTICLE 12
                                    NONWAIVER
                                  ------------

     No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by Landlord of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Rent due shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance, treat such partial payment as a default or pursue any other remedy provided in this Lease or at law.

                                   ARTICLE 13
                                  CONDEMNATION
                                  -------------

     If ten percent (10%) or more of the Premises or Building shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially and permanently impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Real Property or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.
                                   ARTICLE 14
                            ASSIGNMENT AND SUBLETTING
                          ----------------------------

14.1     Transfers.  Tenant  shall  not,  without  the  prior written consent of
         ---------
Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than forty-five
(45) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including a calculation of the "Transfer Premium," as that term is defined in Section 14.3, below, in
                                                       -------------
connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer,
(iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information required by Landlord, which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit E, and
                                                                  ---------
(vi) such other information as Landlord may reasonably require. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under Section 19.1.2 of this Lease. Whether or not Landlord
                          --------------
shall grant consent, Tenant shall pay Landlord's review and processing fees, as well as any reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord.

14.2     Landlord's  Consent.  Landlord  shall  not  unreasonably  withhold  its
         -------------------
consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. The parties hereby agree that it shall be deemed to be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building;

14.2.2 The Transferee is either a governmental agency or instrumentality thereof (i) which is that of a foreign country, (ii) which is of a character or reputation, is engaged in a business, or is of, or is associated with, a political orientation or faction, which is inconsistent with the quality of the Building, or which would otherwise reasonably offend a landlord of a comparable building located in the vicinity of the Building, (iii) which is capable of exercising the power of eminent domain or condemnation, or (iv) which would significantly increase the human traffic in the Premises or Building;

14.2.3 The Transferee's intended use of the Premises is inconsistent with the Permitted Use;

14.2.4 The Transfer occurs during the period from the Lease Commencement Date until the earlier of (i) the fourth anniversary of the Lease Commencement Date or (ii) the date at least ninety-five percent (95%) of the rentable square feet of the Building is leased, and the rent charged by Tenant to such Transferee during the term of such Transfer (the "Transferee's Rent"), calculated using a present value analysis, is less than ninety-five percent (95%) of the rent being quoted by Landlord at the time of such Transfer for comparable space in the Building for a comparable term (the "Quoted Rent"), calculated using a present value analysis;

14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;

14.2.6 The proposed Transfer would cause Landlord to be in violation of another lease or agreement to which Landlord is a party, or would give an occupant of the Building a right to cancel its lease;

14.2.7 The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right);

14.2.8 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Building at the time of the request for consent, (ii) is negotiating with Landlord to lease space in the Building at such time, or (iii) has negotiated with Landlord during the twelve
(12)-month  period  immediately  preceding  the  Transfer  Notice;  or

14.2.9 The Transferee does not intend to occupy the entire Premises and conduct its business therefrom for a substantial portion of the term of the Transfer.

     Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably
                    ------------
under  this Article 14, their sole remedies shall be declaratory judgment and an
            ----------
injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee. Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including without limitation Tenant's proposed subtenant or assignee) who claim they were damaged by Landlord's wrongful withholding or conditioning of Landlord's consent. If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture
                               ------------
rights  Landlord  may  have under Section 14.4 of this Lease), Tenant may within
                                  ------------
six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of
                                                                 ------------
this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this
Section  14.2,  or  (ii)  which  would  cause  the  proposed Transfer to be more
 ------------
favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of
                                       ----------
recapture,  if  any,  under  Section  14.4  of  this  Lease).
                             -------------

14.3     Transfer  Premium.  If  Landlord consents to a Transfer, Landlord shall
         -----------------
be entitled to one hundred percent (100%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee.
                          ------------

"Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease, on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any brokerage commissions in connection with the Transfer, and (iii) any costs to buy-out or takeover the previous lease of a Transferee. "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

14.4     Landlord's Option as to Subject Space.  Notwithstanding anything to the
         -------------------------------------
contrary  contained  in this Article 14, Landlord shall have the option, by
                             ----------
giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to (i) recapture the Subject Space, or (ii) take an assignment or sublease of the Subject Space from Tenant. Such recapture, or sublease or assignment notice shall cancel and terminate this Lease, or create a sublease or assignment, as the case may be, with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture, sublease or take an assignment of the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed
      -------------
Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of the last paragraph of Section
                                                                         -------
14.2  of  this  Lease.
----

14.5     Effect  of Transfer.  If Landlord consents to a Transfer, (i) the terms
         -------------------
and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit, and if understated by more than ten percent (10%), Landlord shall have the right to cancel this Lease upon thirty (30) days' notice to Tenant.

14.6     Additional  Transfers.  For purposes of this Lease, the term "Transfer"
         ---------------------
shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of twenty-five percent (25%) or more of the partners, or transfer of twenty-five percent or more of partnership interests, within a twelve (12) month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, the sale or other transfer of more than an aggregate of twenty-five percent (25%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12) month period, or (B) the sale, mortgage, hypothecation or pledge of more than an aggregate of twenty-five percent (25%) of the value of the unencumbered assets of Tenant within a twelve (12) month period.

14.7     Non-Transfers.  Notwithstanding  anything  to the contrary contained in
         -------------
this  Lease, provided the use of the Premises remains a "Permitted Use", neither
(i) an assignment to a transferee of all or substantially all of the assets of Tenant, (ii) an assignment of the Premises to a transferee which is the resulting entity of a merger or consolidation of Tenant with another entity, nor
(iii)  an  assignment  or  subletting  of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant), shall be deemed a Transfer under Article 14 of
                                                                   ----------
this Lease, provided that Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such transfer or transferee as set forth in items (i) through (iii) above, that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, and that such transferee or affiliate shall have a net worth (not including goodwill as an asset) computed in accordance with generally accepted accounting principles (the "Net Worth") at least equal to the greater of (A) the Net Worth of Tenant immediately prior to such assignment or sublease, or (B) the Net Worth on the date of this Lease of the original named Tenant. "Control," as used in this
Section  14.7,  shall  mean  the  ownership, directly or indirectly, of at least
   ----------
fifty-one  percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.

                                   ARTICLE 15
                             SURRENDER OF PREMISES;
                           ---------------------------
                            REMOVAL OF TRADE FIXTURES
                          -----------------------------

15.1     Surrender  of  Premises.  No act or thing done by Landlord or any agent
         -----------------------
or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

15.2     Removal  of  Tenant  Property  by  Tenant.  All  articles  of  personal
         -----------------------------------------
property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises, which items are not a part of the tenant improvements installed in the Premises, shall remain the property of Tenant, and may be removed by Tenant at any time during the Lease Term as long as Tenant is not in default under this Lease with any applicable cure period having expired. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender
                                                  ----------
possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

                                   ARTICLE 16
                                  HOLDING OVER
                               ----------------

     If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a monthly rate equal to two hundred percent (200%) of the Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord
                            ----------
to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a
                      -----------
waiver of any other rights or remedies of Landlord provided herein or at law. Tenant acknowledges that if Tenant holds over without Landlord's consent, such holding over may compromise or otherwise affect Landlord's ability to enter into new leases with prospective tenants regarding the Premises. Therefore, if Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any losses suffered by Landlord, including lost profits, resulting from such failure to surrender.

                                   ARTICLE 17
                              ESTOPPEL CERTIFICATES
                            ------------------------


     Within ten (10) days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which shall be substantially in the form of Exhibit E, attached hereto, (or such other form as
                              ---------
may be required by any prospective mortgagee or purchaser of the Building, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee or purchasers. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term, Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

                                   ARTICLE 18
                                  SUBORDINATION
                                ---------------

     This Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property and to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property and the Building, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. In consideration of, and as a condition precedent to, Tenant's agreement to permit its interest pursuant to this Lease to be subordinated to any particular future ground or underlying lease of the Building or the Real Property or to the lien of any first mortgage or trust deed, hereafter enforced against the Building or the Real Property and to any renewals, extensions, modifications, consolidations and replacements thereof, Landlord shall deliver to Tenant a commercially reasonable non-disturbance agreement executed by the landlord under such ground lease or underlying lease or the holder of such mortgage or trust deed. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale if so requested to do so by such purchaser, and to recognize such purchaser as the lessor under this Lease. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases.

                                   ARTICLE 19
                               DEFAULTS; REMEDIES
                              --------------------

19.1     Defaults.  The  occurrence  of  any of the following shall constitute a
         --------
default  of  this  Lease  by  Tenant:

19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within three (3) business days of notice that the same is due, which notice shall be in lieu of any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; or

19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default, as soon as possible; or

19.1.3 To the extent permitted by law, a general assignment by Tenant or any guarantor of the Lease for the benefit of creditors, or the taking of any corporate action in furtherance of bankruptcy or dissolution whether or not there exists any proceeding under an insolvency or bankruptcy law, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty (30) days; or

19.1.4 Abandonment or vacation of the Premises by Tenant; Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for three (3) business days or longer while in default of any provision of this Lease; or

19.1.5 Tenant's failure to occupy the Premises within ten (10) business days after the Premises are Ready for Occupancy.

19.2     Remedies  Upon  Default.  Upon  the  occurrence of a default by Tenant,
         -----------------------
Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

     (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

     (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

     (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

     (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

     (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

     The  term  "rent" as used in this Section 19.2 shall be deemed to be and to
                                       ------------
mean  all  sums  of  every  nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no
                                             ----------
case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

19.2.2     Landlord  shall  have  the  remedy described in California Civil Code
Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover Rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

19.2.3 Landlord may, but shall not be obligated to, make any such payment or perform or otherwise cure any such obligation, provision, covenant or condition on Tenant's part to be observed or performed (and may enter the Premises for such purposes). In the event of Tenant's failure to perform any of its obligations or covenants under this Lease, and such failure to perform poses a material risk of injury or harm to persons or damage to or loss of property, then Landlord shall have the right to cure or otherwise perform such covenant or obligation at any time after such failure to perform by Tenant, whether or not any such notice or cure period set forth in Section 19.1 above has expired. Any
                                            ------------
such actions undertaken by Landlord pursuant to the foregoing provisions of this
Section 19.2.3 shall not be deemed a waiver of Landlord's rights and remedies as
--------------
a result of Tenant's failure to perform and shall not release Tenant from any of its obligations under this Lease.

19.3     Payment  by  Tenant.  Tenant shall pay to Landlord, within fifteen (15)
         -------------------
days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with Landlord's performance or cure of any of Tenant's obligations pursuant to the provisions of Section 19.2.3 above; and (ii) sums equal to all
                                --------------
expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 19.3 shall survive the expiration or sooner termination of
             -------------
the  Lease  Term.

19.4     Subleases  of Tenant.  Whether or not Landlord elects to terminate this
         --------------------
Lease  on  account  of  any  default by Tenant, as set forth in this Article 19,
                                                                     ----------
Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements.
If Landlord elects to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

19.5     Form  of  Payment After Default.  Following the occurrence of a default
         -------------------------------
by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether in the cure of the default in question or otherwise, be paid in the form of money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

19.6     Efforts  to Relet.  For the purposes of this Article 19, Tenant's right
         -----------------                            ----------
to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

19.7     Late  Charges;  Interest.  If  any installment of Rent or any other sum
         ------------------------
due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount, plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid on or before the date they are due shall thereafter bear interest until paid at a rate per annum equal to four percent (4%) above the prime lending rate from time to time charged by Wells Fargo Bank per annum, provided that in no case shall such rate be higher than the highest rate permitted by applicable law.

                                   ARTICLE 20
                                ATTORNEYS' FEES
                                -----------------

     If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

                                   ARTICLE 21
                                SECURITY DEPOSIT
                               ------------------

     Concurrent with Tenant's execution of this Lease, Tenant shall deposit with Landlord a security deposit (the "Security Deposit") in the amount set forth in
Section  10  of  the Summary.  The Security Deposit shall be held by Landlord as
-----------
security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount that Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five
(5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Tenant, or, at Landlord's option, to the last assignee of Tenant's interest hereunder, within sixty (60) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant.

                                   ARTICLE 22
                         SUBSTITUTION OF OTHER PREMISES
                       ----------------------------------


     If Landlord requires the Premises for use by another tenant or for other reasons connected with the Building planning program, then Landlord shall have the right, upon sixty (60) days' prior written notice to Tenant, to relocate the Premises to other space in the Building of substantially similar size as the Premises, and with tenant improvements of substantially similar age, quality and layout as then existing in the Premises. In the event of any such relocation, Landlord shall pay for the cost of providing such substantially similar tenant improvements (but not any furniture or personal property), and Landlord shall reimburse Tenant, within thirty (30) days after Landlord's receipt of invoices and paid receipts, for the reasonable moving, telephone installation and stationery reprinting costs actually paid for by Tenant in connection with such relocation. If Landlord so relocates Tenant, the terms and conditions of this Lease shall remain in full force and effect and apply to the new space, except that (a) a revised Exhibit A shall become part of this Lease and shall reflect
                     ---------
the location of the new space, (b) the Summary of Basic Lease Information of this Lease shall be amended to include and state all correct data as to the new space, and (c) such new space shall thereafter be deemed to be the "Premises". Notwithstanding the foregoing provisions of this Article 22 to the contrary, if
                                                  ----------
the new space contains more rentable square feet than the original Premises, Tenant shall not be obligated to pay any more Base Rent or Direct Expenses than otherwise applicable to the original Premises. Landlord and Tenant agree to cooperate fully in order to minimize the inconvenience of Tenant resulting from such relocation.

                                   ARTICLE 23
                                      SIGNS
                                   ----------

23.1     Full  Floor  Tenants.  Subject to Landlord's prior written approval, in
         --------------------
its sole discretion, and provided all signs are in keeping with the quality, design and style of the Building, Tenant, if the Premises comprise an entire floor of the Building, at its sole cost and expense, may install identification signage anywhere in the Premises including in the elevator lobby of the Premises, provided that such signs must not be visible from the exterior of the Building.

23.2     Multi-Tenant  Floor  Tenants.  If  Tenant occupies less than the entire
         ----------------------------
floor on which the Premises is located, Tenant's identifying signage shall be provided by Landlord and such signage shall be comparable to that used by Landlord for other similar floors in the Building and shall comply with Landlord's Building standard signage program. Any additions, deletions or modifications to such Building standard signage shall be at Tenant's sole expense and shall be subject to the prior written approval of Landlord in its sole discretion.

23.3     Prohibited  Signage  and  Other  Items.  Any  signs,  notices,  logos,
         --------------------------------------
pictures, names or advertisements which are installed and that have not been individually approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the roof of the Building or on the Real Property. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises or Building are subject to the prior written approval of Landlord in its sole discretion.

23.4     Eyebrow  Sign.  Subject  to  approval  by  all  applicable governmental
         -------------
authorities,  Landlord  hereby grants Tenant the non-exclusive right to have one
(1) exterior "eyebrow" sign (the "Eyebrow Sign") installed on the front of the Building in a location approved by Landlord in its reasonable discretion to contain the name "Leisure Industries." Tenant shall be solely responsible for all costs incurred by Landlord in connection with the installation, maintenance and eventual removal of the Eyebrow Sign, all of which shall be performed by contractors selected or approved by Landlord.

     The sign rights granted herein are personal to the original Tenant executing this Lease and may not be assigned, voluntarily or involuntarily, to any person or entity except to a successor by merger or reorganization. The sign rights granted to the original Tenant hereunder are not assignable separate and apart from this Lease, nor may any right granted herein be separated from this Lease in any manner, either by reservation or otherwise.

                                   ARTICLE 24
                              COMPLIANCE WITH LAW
                             ----------------------

     Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Premises as are required to comply with the governmental rules, regulations, requirements or standards described in this Article 24. The judgment of any court of competent
                     -----------
jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

                                   ARTICLE 25
                                ENTRY BY LANDLORD
                              -------------------

     Landlord reserves the right at all reasonable times and upon reasonable notice to the Tenant to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or ground or underlying lessors, or, during the last twelve (12) months of the Lease Term, prospective tenants;
(iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building. Notwithstanding anything to the contrary contained in this
Article  25, Landlord may enter the Premises at any time to (A) perform services
      -----
required of Landlord; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent and may take such steps as required to accomplish the stated purposes; provided, however, that any such entry shall be accomplished as expeditiously as reasonably possible and in a manner so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

                                   ARTICLE 26
                                 TENANT PARKING
                                ----------------

     Tenant shall have the right to use the parking area servicing the Building on a non-exclusive basis. Tenant's continued right to use the parking area is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking area and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. Landlord specifically reserves the right to change the location, size, configuration, design, layout and all other aspects of the parking area in question, including the discontinuance of any reserved parking spaces, at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the parking area in question for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord may totally or partially delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control delegated by Landlord.

     Landlord shall provide Tenant with Twenty-Seven (27) unreserved employee parking spaces (of which Tenant may elect, subject to availability and upon thirty (30) days prior written notice to Landlord, to convert up to three (3) of such unreserved spaces to reserved employee parking spaces at Landlord's then current rates for such reserved spaces, provided such rates shall not exceed $75.00 per reserved space per month during the first five (5) years of the initial Lease Term) within the parking area servicing the Building. Provided Tenant is not in default under this Lease, unreserved employee parking spaces shall be provided at no charge to the Tenant for the first five (5) years of the initial Lease Term.

     Subject to the terms of this Article 26, Landlord reserves the right to institute at any time during the Term hereof, a controlled parking operation ("Controlled Parking") for the Building and/or any adjoining property of

Landlord, which may include monthly parking charges. If Landlord implements Controlled Parking, Tenant shall pay the then current monthly parking charges established by Landlord for unreserved and reserved parking spaces at the Building, and Tenant shall be obligated to pay said monthly fees for each of the parking spaces granted to Tenant hereunder, whether or not Tenant elects to use all of its parking spaces.

                                   ARTICLE 27
                            MISCELLANEOUS PROVISIONS
                            -------------------------


27.1     Binding  Effect.  Each  of the provisions of this Lease shall extend to
         ---------------
and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.
                -----------

27.2     No  Air  Rights.  No  rights  to  any  view or to light or air over any
         ---------------
property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Building, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

27.3     Modification  of Lease.  Should any current or prospective mortgagee or
         ----------------------
ground lessor for the Building require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten (10) days following the request therefor. Should Landlord or any such prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease and to deliver the same to Landlord within ten
(10)  days  following  the  request  therefor.

27.4     Transfer of Landlord's Interest.  Tenant acknowledges that Landlord has
         -------------------------------
the right to transfer all or any portion of its interest in the Real Property and Building and in this Lease, and Tenant agrees that in the event of any such transfer and a transfer of the Security Deposit, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

27.5     Prohibition  Against  Recording.  Except as provided in Section 27.3 of
         -------------------------------                         ------------
this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

27.6     Captions.  The  captions  of  Articles and Sections are for convenience
         --------
only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

27.7     Relationship  of  Parties.  Nothing  contained  in  this Lease shall be
         -------------------------
deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

27.8     Time  of Essence.  Time is of the essence of this Lease and each of its
         ----------------
provisions.

27.9     Partial  Invalidity.  If  any term, provision or condition contained in
         -------------------
this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

27.10     Landlord  Exculpation.  It  is  expressly  understood  and agreed that
          ---------------------
notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building, and neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.
27.11     Entire Agreement.  It is understood and acknowledged that there are no
          ----------------
oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease, the exhibits and schedules attached hereto, and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

27.12     Right  to  Lease.  Landlord reserves the absolute right to effect such
          ----------------
other tenancies in the Building as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building.

27.13     Force  Majeure.  Any  prevention,  delay  or  stoppage due to strikes,
          --------------
lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform (collectively, the "Force Majeure"), except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease, and except as to Tenant's obligations under Articles 5 and 24 of this Lease notwithstanding anything to
                    ------------------
the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

27.14     Notices.  All  notices,  demands,  statements,  approvals  or
          -------
communications (collectively, "Notices") given or required to be given by either
          ---
party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in
Section 5 of the Summary, or to such other place as Tenant may from time to time
       --
designate in a Notice to Landlord; or (ii) to Landlord at the addresses set forth in Section 3 of the Summary, or to such other firm or to such other place
          ---------
as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given on the date it is mailed as provided in this Section 27.14
                                                                   -------------
or upon the date personal delivery is made or attempted to be made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

27.15     Joint  and Several.  If there is more than one Tenant, the obligations
          ------------------
imposed  upon  Tenant  under  this  Lease  shall  be  joint  and  several.

27.16     Authority.  If Tenant is a corporation or partnership, each individual
          ---------
executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

27.17     Governing  Law.  This  Lease  shall  be  construed  and  enforced  in
          --------------
accordance  with  the  laws  of  the  State  of  California.

27.18     Submission of Lease.  Submission of this instrument for examination or
          -------------------
signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

27.19     Brokers.  Landlord  and  Tenant hereby warrant to each other that they
          -------
have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary and Landlord's designated representative
              ----------
(the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall pay the brokerage commissions owing to the Brokers in connection with the transaction contemplated by this Lease pursuant to the terms of a separate written agreement between Landlord and the Brokers. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers. The terms of this Section 27.19 shall
                                                             -------------
survive  the  expiration  or  earlier  termination  of  the  Lease  Term.

27.20     Independent  Covenants.  This  Lease  shall be construed as though the
          ----------------------
covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, Real Property or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

27.21     Building  Name and Signage.  Landlord shall have the right at any time
          --------------------------
to change the name of the Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity, without the prior written consent of Landlord.

27.22     Transportation Management.  Tenant shall fully comply with all present
          -------------------------
or future programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

27.23     Successors.  Except  as  otherwise  expressly  provided  herein,  the
          ----------
obligations of this Lease shall bind and benefit the successors and assigns of the parties hereto; provided, however, that no assignment, sublease or other transfer in violation of the provisions of Article 14 shall operate to vest any
                                            ----------
rights  in  any  putative  assignee,  subtenant  or  transferee  of  Tenant.

27.24     Landlord  Renovations.  It  is specifically understood and agreed that
          ---------------------
Landlord has made no representation or warranty to Tenant and has no obligation to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant acknowledges that Landlord may during the Lease Term renovate, improve, alter, or modify (collectively, the "Renovations") the Building, Premises, and/or Real Property, including without limitation the parking structure, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (i) installing sprinklers in the Building common areas and tenant spaces, (ii) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and (iii) installing new floor covering, lighting, and wall coverings in the Building common areas, and in connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Real Property, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations.

27.25     Covenant  of Quiet Enjoyment.  Landlord's title is and always shall be
          ----------------------------
paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

27.26     Confidentiality.  Tenant  acknowledges  that the content of this Lease
          ---------------
and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, accounting, real estate and space planning consultants, respectively, or as otherwise required by law.

27.27     No  Waiver.  No waiver of any provision of this Lease shall be implied
          ----------
by any failure of a party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by a party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

27.28     Jury  Trial;  Attorneys'  Fees.  IF  EITHER PARTY COMMENCES LITIGATION
          ------------------------------
AGAINST THE OTHER FOR THE SPECIFIC PERFORMANCE OF THIS LEASE, FOR DAMAGES FOR THE BREACH HEREOF OR OTHERWISE FOR ENFORCEMENT OF ANY REMEDY HEREUNDER, THE PARTIES HERETO AGREE TO AND HEREBY DO WAIVE ANY RIGHT TO A TRIAL BY JURY. In the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

27.29     AIRCRAFT  NOISE DISCLOSURES.  TENANT ACKNOWLEDGES THAT IT HAS READ AND
          ---------------------------
UNDERSTANDS THE AIRCRAFT NOTIFICATION WHICH IS ATTACHED HERETO AS EXHIBIT F. SUCH INSTRUMENT CONTAINS CERTAIN IMPORTANT DISCLOSURES RESPECTING THE PREMISES TENANT IS LEASING. THE DESCRIPTION OF THE OPERATIONS SET FORTH IN THE ATTACHED AIRCRAFT NOTIFICATION HAVE BEEN PROVIDED BY USMCAS-EL TORO AND MAY BE SUBJECT TO CHANGE FROM TIME TO TIME WITHOUT NOTICE. LANDLORD MAKES NO REPRESENTATIONS AND DISCLAIMS ANY RESPONSIBILITY FOR THE ACCURACY OF ANY SUCH INFORMATION. TENANT SHALL BE RESPONSIBLE FOR INSPECTION OF THE PREMISES AND THE COMMON
AREA BEING LEASED IN ORDER TO SPECIFICALLY CONSIDER THE EXPOSURE OF SUCH PREMISES AND COMMON AREA TO NOISE THAT MAY OCCUR ON, ABOUT OR IN THE VICINITY OF THE PREMISES AND COMMON AREA, INCLUDING BUT NOT LIMITED TO FLIGHT ACTIVITY TO
AND FROM MCAS-EL TORO WHICH IS IN CLOSE PROXIMITY TO THE PREMISES AND COMMON AREA. IN ADDITION, TENANT SHALL BE RESPONSIBLE FOR CONSIDERING ANY AND ALL POTENTIAL HAZARDS CAUSED BY THE OVER-FLIGHT OF AIRCRAFT AND HELICOPTER ACTIVITY WHICH MAY OCCUR ON, ABOUT OR IN THE VICINITY OF THE PREMISES AND COMMON AREA INCLUDING, BUT NOT LIMITED TO, OVER-FLIGHTS TO AND FROM MCAS-EL TORO.

IN LEASING THE PREMISES, TENANT IS NOT RELYING UPON ANY REPRESENTATION BY LANDLORD RESPECTING THE POTENTIAL HAZARD TO THE PREMISES AND COMMON AREA FROM ANY AND ALL SUCH AIRCRAFT ACTIVITY OR NOISES, AND LANDLORD DISCLAIMS ANY AND ALL RESPONSIBILITY FOR PROTECTING THE PREMISES AND COMMON AREA FROM, AND ANY
REPRESENTATION RESPECTING ANY REAL OR POTENTIAL EXPOSURE OF, THE PREMISES AND COMMON AREA TO SUCH NOISE OR POTENTIAL HAZARDS FROM ANY SUCH AIRCRAFT ACTIVITY.


     IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute this Lease as of the day and date first above written.

      "Landlord"           AMERICAN  SPECTRUM  REALTY  MANAGEMENT,  INC.,
                              a  Delaware  corporation,
                              as  agent  for  owner


                              By: ______________________________________
                              Name:  Patricia  A.  Nooney
                              Its:  Vice  President

                              "Tenant" LEISURE INDUSTRIES CORPORATION OF AMERICA, a Delaware corporation

                              By: _______________________________________
                              Print  Name:  _____________________________
                              Its: ______________________________________

                              By: _______________________________________
                              Print  Name: ______________________________
                              Its: ______________________________________

                                    EXHIBIT A
                                    ---------
                               OUTLINE OF PREMISES
                               -------------------

                                    EXHIBIT B
                                    ---------
                              RULES AND REGULATIONS
                              ---------------------
     Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Real Property.

1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord.

2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the greater Los Angeles area. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Real Property during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by
Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

5. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such specific elevator as shall be designated by Landlord.

6. The requirements of Tenant will be attended to only upon application at the management office for the Real Property or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

7. Tenant shall not disturb, solicit, or canvass any occupant of the Real Property and shall cooperate with Landlord and its agents of Landlord to prevent the same.

8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

9. Tenant shall not overload the floor of the Premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord's prior written consent.

10. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

11. Tenant shall not use or keep in or on the Premises, the Building, or the Real Property any kerosene, gasoline, explosive material, corrosive material, material capable of emitting toxic fumes, or other inflammable or combustible fluid or material. Tenant shall provide material safety data sheets for any Hazardous Material used or kept on the Premises.

12. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Real Property by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business therein.

14. Tenant shall not bring into or keep within the Real Property, the Building or the Premises any animals, birds, bicycles or other vehicles.

15. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

16. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

17. Landlord reserves the right to exclude or expel from the Real Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

18. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, halls, stairways, elevators, or any common areas of the Building for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls. Tenant shall participate in recycling programs undertaken by Landlord.

20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash in the vicinity of the Building without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith, at Tenant's expense, cause the Premises to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

22. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. Tenant shall be responsible for any damage to the window film on the exterior windows of the Premises and shall promptly repair any such damage at Tenant's sole cost and expense. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the windows of the Premises. Prior to leaving the Premises for the day, Tenant shall draw or lower window coverings and extinguish all lights. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord.

24. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

25. Tenant must comply with requests by Landlord concerning the informing of their employees of items of importance to Landlord.

26. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

27. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

28. Tenant shall not purchase spring water, towels, janitorial or maintenance or other similar services from any company or persons not approved by Landlord. Landlord shall approve a sufficient number of sources of such services to provide Tenant with a reasonable selection, but only in such instances and to such extent as Landlord in its judgment shall consider consistent with the security and proper operation of the Building.

29. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate, visibly marked and properly operational fire extinguisher next to any duplicating or photocopying machines or similar heat producing equipment, which may or may not contain combustible material, in the Premises.

30. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, and the Real Property, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Real Property. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

                                    EXHIBIT C
                                    ---------
                           NOTICE OF LEASE TERM DATES
                           --------------------------
To: ____________________                  Date: ___________________________
________________________
________________________

          Re: Office Lease dated ____________, 2002, between AMERICAN SPECTRUM REALTY MANAGEMENT, INC., a Delaware corporation, as agent for the owner of the Property (said owner being referred to herein as "Landlord"), and LEISURE INDUSTRIES CORPORATION OF AMERICA, a Delaware corporation, ("Tenant"), concerning Suite 100 on the first (1st) floor of the office building located at 7700 Irvine Center Drive, Irvine, California 92618.

Gentlemen:
     In accordance with the Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:

     1. The Premises are Ready For Occupancy, and the Lease Term shall commence on or has commenced on _________________________ for a term of _______ years ending on __________________.

     2.  Rent  commenced  to  accrue on ______________________, in the amount of
___________________.

     3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.
     4.     Your  rent  checks  should  be  made  payable  to
at                                                            .

     5. The exact number of rentable square feet within the Premises is _____ square feet.

     6. Tenant's Share as adjusted based upon the exact number of rentable square feet within the Premises is _________%.

     7. By taking of possession of the Premises, Tenant accepts the improvement work constructed therein, excepting only _________________________________.


                                                  "Landlord"
                                   AMERICAN SPECTRUM REALTY MANAGEMENT, INC., a Delaware corporation, agent for owner

                                   By: ________________________________________

                                   Name:  Patricia  A.  Nooney
                                   Its:  Vice  President
                                   Agreed  to  and  Accepted  as
                                   of  _______________,  _______.
                                        ,
                                        a
                                        By:
                                        Its:

                                    EXHIBIT D
                                    ---------
                            7700 IRVINE CENTER DRIVE
                            ------------------------
                              WORK LETTER AGREEMENT
                              ---------------------
                                   [ALLOWANCE]
                                   -----------

1.     TENANT  IMPROVEMENTS.  As  used  in  the  Lease  and  this  Work  Letter
       --------------------
Agreement, the term "Tenant Improvements" or "Tenant Improvement Work" means those items of general tenant improvement construction shown on the Final Plans (described in Section 4 below), more particularly described in Section 5 below.

2.     WORK  SCHEDULE.  Within  a reasonable period of time following the mutual
       --------------
execution of this Lease, Landlord will deliver to Tenant, for Tenant's review and approval, a schedule ("Work Schedule") which will set forth the timetable for the planning and completion of the installation of the Tenant Improvements and the Lease Commencement Date. The Work Schedule will set forth each of the various items of work to be done or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule will be submitted to Tenant for its approval, which approval Tenant agrees not to unreasonably withhold, condition or delay, and, once approved by both Landlord and Tenant, the Work Schedule will become the basis for completing the Tenant Improvements. All plans and drawings required by this Work Letter Agreement and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. Landlord may, from time to time during construction of the Tenant Improvements, modify the Work Schedule as Landlord deems appropriate. If Tenant fails to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant within five (5) business days after the date the Work Schedule is first received by Tenant, the Work Schedule shall be deemed to be approved by Tenant as submitted or Landlord may, at its option, terminate the Lease upon written notice to Tenant.

3.     CONSTRUCTION  REPRESENTATIVES.  Landlord  hereby  appoints  the following
       -----------------------------
person(s) as Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Work Letter Agreement: Peter Kroosz. Tenant hereby appoints the following person(s) as Tenant's representative ("Tenant's Representative") to act for Tenant in all matters covered by this
Work  Letter  Agreement:   ________________ .

All communications with respect to the matters covered by this Work Letter Agreement are to made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease.

4.     TENANT  IMPROVEMENT  PLANS.
       --------------------------

(a)     Preparation  of  Space  Plans.  In  accordance  with  the Work Schedule,
        -----------------------------
Tenant agrees to meet with Landlord's architect and/or space planner for the purpose of promptly preparing preliminary space plans for the layout of Premises ("Space Plans"). The Space Plans are to be sufficient to convey the architectural design of the Premises and layout of the Tenant Improvements therein and are to be submitted to Landlord in accordance with the Work Schedule for Landlord's approval. If Landlord reasonably disapproves any aspect of the Space Plans, Landlord will advise Tenant in writing of such disapproval and the reasons therefor in accordance with the Work Schedule. Tenant will then submit to Landlord for Landlord's approval, in accordance with the Work Schedule, a redesign of the Space Plans incorporating the revisions reasonably required by Landlord.

(b)     Preparation  of  Final Plans.  Based on the approved Space Plans, and in
        ----------------------------
accordance with the Work Schedule, Landlord's architect will prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings for all of the Tenant Improvements for the Premises (collectively, the "Final Plans"). The Final Plans will be submitted to Tenant for signature to confirm that they are consistent with the Space Plans. If Tenant reasonably disapproves any aspect of the Final Plans based on any inconsistency with the Space Plans, Tenant agrees to advise Landlord in writing of such disapproval and the reasons therefor within the time frame set forth in the Work Schedule. In accordance with the Work Schedule, Landlord will, subject to Section 4(c) below, then cause Landlord's architect to redesign the Final Plans incorporating the revisions reasonably requested by Tenant so as to make the Final Plans consistent with the Space Plans.

(c)     Requirements  of  Tenant's  Final Plans.  Landlord will not unreasonably
        ---------------------------------------
withhold its consent to changes in the Final Plans proposed by Tenant provided the Final Plans, as revised, will: (i) be compatible with the Building shell and with the design, construction and equipment of the Building; (ii) if not comprised of the Building standards set forth in the written description thereof (the "Standards"), then compatible with and of at least equal quality as the Standards and approved by Landlord; (iii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iv) not require Building service beyond the level normally provided to other tenants in the Building and will not overload the Building floors; and (v) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord in its reasonable but subjective discretion.

(d)     Submittal  of  Final  Plans.  Once  approved  by  Landlord  and  Tenant,
        ---------------------------
Landlord's architect will submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Landlord's architect, with Tenant's cooperation, will make any changes to the Final Plans which are requested by the applicable governmental authorities to obtain the building permit. After approval of the Final Plans no further changes may be made without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any costs resulting from the design and/or construction of such changes in excess of the Allowance. Tenant hereby acknowledges that any such changes will be subject to the terms of Section 9 below. Landlord's approval of the Final Plans shall create no liability or responsibility on the part of Landlord for the completeness of such plans or their design sufficiency or compliance with laws.

(e)     Changes  to  Shell  of  Building.  If  the  Final Plans or any amendment
        --------------------------------
thereof or supplement thereto shall require changes in the Building shell, the increased cost of the Building shell work caused by such changes will be paid for by Tenant or charged against the "Allowance" described in Section 5 below.

(f)     Work  Cost  Estimate  and  Statement.  Prior  to  the  commencement  of
        ------------------------------------
construction of any of the Tenant Improvements shown on the Final Plans, Landlord will competitively bid the Tenant Improvement Work to a minimum of three (3) general contractors approved by Landlord, in Landlord's sole and absolute discretion. Landlord shall select the lowest qualified bid and shall submit to Tenant a written estimate of the cost (the "Work Cost") to complete the Tenant Improvement Work, which written estimate will be based on the Final Plans taking into account any modifications which may be required to reflect changes in the Final Plans required by the City or County in which the Premises is located (the "Work Cost Estimate"). Tenant will either approve the Work Cost Estimate or disapprove specific items and submit to Landlord revisions to the Final Plans to reflect deletions of and/or substitutions for such disapproved items. Submission and approval of the Work Cost Estimate will proceed in accordance with the Work Schedule. Upon Tenant's approval of the Work Cost Estimate (such approved Work Cost Estimate to be hereinafter known as the "Work Cost Statement"), Landlord will have the right to purchase materials and to commence the construction of the items included in the Work Cost Statement pursuant to Section 6 hereof. If the total costs reflected in the Work Cost Statement exceed the Allowance described in Section 5 below, Tenant agrees to pay such excess, as additional rent, within five (5) business days after Tenant's approval of the Work Cost Estimate. Throughout the course of construction, any differences between the estimated Work Cost in the Work Cost Statement and the actual Work Cost will be determined by Landlord and appropriate adjustments and payments by Landlord or Tenant, as the case may be, will be made within five (5) business days thereafter.

5.     PAYMENT  FOR  THE  TENANT  IMPROVEMENTS.
       ---------------------------------------

(a) Allowance. Landlord hereby grants to Tenant a tenant improvement allowance of $23.00 per usable square foot of the Premises, i.e., One Hundred Sixty Thousand Eighty and No/100 Dollars ($160,080.00) (the "Allowance"). The Allowance is to be used only for:

(i) Payment of the cost of preparing the Space Plans and the Final Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Final Plans. Except as otherwise provided herein, the Allowance will not be used for the payment of extraordinary design work not consistent with the scope of the Standards (i.e., above-standard design work) or for payments to any other consultants, designers or architects other than Landlord's architect.

(ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

(iii) Construction of the Tenant Improvements, including, without limitation, the following:

(aa) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

(bb) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises;

(cc) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning;

(dd) Any additional improvements to the Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

(ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises;

(ff) All plumbing, fixtures, pipes and accessories necessary for the Premises;

(gg)     Testing  and  inspection  costs;  and

(hh) Fees for the contractor and tenant improvement coordinator including, but not limited to, fees and costs attributable to general conditions associated with the construction of the Tenant Improvements and a three percent (3%) construction administration fee for the services of Landlord's tenant improvement coordinator.

(iv) All other costs to be expended by Landlord in the construction of the Tenant Improvements, including those costs incurred by Landlord for construction of elements of the Tenant Improvements in the Premises, which construction was performed by Landlord prior to the execution of this Lease by Landlord and Tenant and which construction is for the benefit of tenants and is customarily performed by Landlord prior the execution of leases for space in the Building for reasons of economics (examples of such construction would include, but not be limited to, the extension of mechanical [including heating, ventilating and air conditioning systems] and electrical distribution systems outside of the core of the Building, wall construction, column enclosures and painting outside of the core of the Building, ceiling hanger wires and window treatment).

(b)     Excess  Costs.  The  cost  of each item referenced in Section 5(a) above
        -------------
shall be charged against the Allowance. If the Work Cost exceeds the Allowance, Tenant agrees to pay to Landlord such excess including a three percent (3%) fee for Landlord's tenant improvement coordinator associated with the supervision of such excess work prior to the commencement of construction within five (5) business days after invoice therefor (less any sums previously paid by Tenant for such excess pursuant to the Work Cost Estimate). Except as otherwise provided herein, in no event will the Allowance be used to pay for Tenant's furniture, artifacts, equipment, telephone systems or any other item of personal property which is not affixed to the Premises.

(c)     Changes.  If, after the Final Plans have been prepared and the Work Cost
        -------
Statement has been established, Tenant requires any changes or substitutions to the Final Plans, any additional costs related thereto including a three percent (3%) fee for Landlord's tenant improvement coordinator associated with the supervision of such changes or substitutions are to be paid by Tenant to Landlord within five (5) business days after invoice therefor. Any changes to the Final Plans will be approved by Landlord and Tenant in the manner set forth in Section 4 above and will, if necessary, require the Work Cost Statement to be revised and agreed upon between Landlord and Tenant in the manner set forth in
Section 4(f) above. Landlord will have the right to decline Tenant's request for a change to the Final Plans if such changes are inconsistent with the provisions of Section 4 above, or if the change would unreasonably delay construction of the Tenant Improvements and the Lease Commencement Date.

(d)     Governmental  Cost  Increases.  If  increases  in the cost of the Tenant
        -----------------------------
Improvements as set forth in the Work Cost Statement are due to requirements of any governmental agency, Tenant agrees to pay Landlord the amount of such increase including a three percent (3%) fee for Landlord's tenant improvement coordinator associated with the supervision of such additional work within five
(5) business days of Landlord's written notice; provided, however, that Landlord will first apply toward any such increase any remaining balance of the Allowance.

(e)     Unused  Allowance  Amounts.  Any  unused  portion  of the Allowance upon
        --------------------------
completion of the Tenant Improvements will not be refunded to Tenant or be available to Tenant as a credit against any obligations of Tenant under the Lease unless Tenant has paid for excess costs as described in Sections 5(b), 5(c) or 5(d). Provided Tenant has paid for such excess costs and is not otherwise in default under the Lease, Tenant may use up to (i) $3.00 per usable square foot of the Premises, i.e., $20,880.00 of the unused Allowance, to pay Tenant's actual and reasonable (A) consultants' fees, (B) costs incurred by Tenant in connection with Tenant's installation of its voice and data wiring, a security system, its signage or built-in furniture (provided Landlord approves such installations), or (C) costs incurred by Tenant in connection to its relocation to the Premises, or (ii) fifty percent (50%) of such excess as a credit against Base Rent.

6.     CONSTRUCTION  OF  TENANT  IMPROVEMENTS.  Until  Tenant approves the Final
       --------------------------------------
Plans and Work Cost Statement, Landlord will be under no obligation to cause the construction of any of the Tenant Improvements. Following Tenant's approval of the Work Cost Statement described in Section 4(f) above and upon Tenant's payment of the total amount by which such Work Cost Statement exceeds the Allowance, if any, Landlord's contractor will commence and diligently proceed with the construction of the Tenant Improvements, subject to Tenant Delays (as described in Section 9 below) and Force Majeure Delays (as described in Section 10 below).

7.     FREIGHT/CONSTRUCTION  ELEVATOR.  Landlord  will,  consistent  with  its
       ------------------------------
obligation to other tenants in the Building, if appropriate and necessary, make the freight/construction elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises. Tenant agrees to pay for any after-hours staffing of the freight/construction elevator, if needed.

8.     COMMENCEMENT  DATE  AND  SUBSTANTIAL  COMPLETION.
       ------------------------------------------------
(a)     Lease  Commencement Date.  The Lease Term will commence on the date (the
        ------------------------
"Lease Commencement Date") which is the earlier of: (i) the date Tenant moves into the Premises to commence operation of its business in all or any portion of the Premises; or (ii) the date the Tenant Improvements have been "substantially completed" (as defined below); provided, however, that if substantial completion of the Tenant Improvements is delayed as a result of any Tenant Delays described in Section 9 below, then the Lease Commencement Date as would otherwise have been established pursuant to this Section 8(a)(ii) will be accelerated by the number of days of such Tenant Delays.

(b)     Substantial  Completion;  Punch-List.  For  purposes of Section 8(a)(ii)
        ------------------------------------
above, the Tenant Improvements will be deemed to be "substantially completed" and the Premises shall be deemed "Ready for Occupancy" when Landlord: (a) is able to provide Tenant with reasonable access to the Premises; (b) has substantially performed all of the Tenant Improvement Work required to be performed by Landlord under this Work Letter Agreement, other than minor "punch-list" type items and adjustments which do not materially interfere with Tenant's access to or use of the Premises. Within ten (10) days after delivery of the Premises to Tenant, Tenant and Landlord will conduct a walk-through inspection of the Premises and prepare a written punch-list specifying those punch-list items which require completion, which items Landlord will thereafter diligently complete.

(c)     Delivery  of  Possession.  Landlord  agrees to deliver possession of the
        ------------------------
Premises to Tenant when the Tenant Improvements have been substantially completed in accordance with Section (b) above.

9.     TENANT  DELAYS.  For  purposes  of  this  Work  Letter Agreement, "Tenant
       --------------
Delays" means any delay in the completion of the Tenant Improvements resulting from any or all of the following: (a) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter Agreement, including any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to the Work Schedule delivered by Landlord to Tenant pursuant to this Work Letter Agreement; (b) Tenant's changes to Space Plans or Final Plans after Landlord's approval thereof; (c) Tenant's request for materials, finishes, or installations which are not readily available or which are incompatible with the Standards; (d) any delay of Tenant in making payment to Landlord for Tenant's share of the Work Cost; or (e) any other act or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant.


10.     FORCE  MAJEURE  DELAYS.  For  purposes  of this Work Letter, "Force
        ----------------------
Majeure Delays" means any actual delay in the construction of the Tenant Improvements, which is beyond the reasonable control of Landlord or Tenant, as the case may be, as described in Section 27.13 of the Lease.

                                    EXHIBIT E
                                    ---------
                              ESTOPPEL CERTIFICATE
                              --------------------
TO: _______________
    _______________
    _______________

Attn: _____________
     ______________  ("Tenant")  hereby  certifies  as  follows:


1. The undersigned is the Tenant under that certain Office Lease dated ______________, _____ (the "Lease"), executed by AMERICAN SPECTRUM REALTY MANAGEMENT, INC., a Delaware corporation, as agent for the owner of the Property
 (said owner being referred to herein as the "Landlord") as Landlord and the undersigned as Tenant, covering a portion of the property located at 7700 Irvine Center Drive, Irvine, California (the "Property").

2. Pursuant to the Lease, Tenant has leased approximately ______ square feet of space (the "Premises") at the Property and has paid to Landlord a security deposit of $________. The term of the Lease commenced on __________, ______ and the expiration date of the Lease is ________________, ______. Tenant has paid rent through _________________, ______. The next rental payment in the amount of $____________ is due on ________________, ______. Tenant is required to pay
____ percent (___%) of all annual operating expenses for the Property in excess of _____________.

3. Tenant is entitled to _______ parking spaces at a charge of $__________ per month per space.

4. Except as expressly provided in the Lease, and other documents attached hereto, Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space at the Property, nor any preferential right to purchase all or any part of the Premises or the Property.

5. True, correct and complete copies of the Lease and all amendments, modifications and supplements thereto are attached hereto and the Lease, as so amended, modified and supplemented, is in full force and effect, and represents the entire agreement between Tenant and Landlord with respect to the Premises and the Property. There are no amendments, modifications or supplements to the Lease, whether oral or written, except as follows (include the date of such amendment, modification or supplement):

6. All space and improvements leased by Tenant have been completed and furnished in accordance with the provisions of the Lease, and Tenant has accepted and taken possession of the Premises.

7. Landlord is not in any respect in default in the performance of the terms and provisions of the Lease. Tenant is not in any respect in default under the Lease and has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises.

8. There are no offsets or credits against rentals payable under the Lease and no free periods or rental concessions have been granted to Tenant, except as follows:

9. Tenant has no actual or constructive knowledge of any processing, use, storage, disposal, release or treatment of any explosive, corrosive, hazardous or toxic materials or substances, or materials capable of emitting toxic fumes, on the Premises or the Property except as follows (if none, state "none"):
_________________________________________________________________________     .
This  Certificate  is  given  to  ___________________________________  with  the understanding that ________ will rely hereon in connection with the conveyance of the Property of which the Premises constitute a part to _______. Following any such conveyance, Tenant agrees that the Lease shall remain in full force and effect and shall bind and inure to the benefit of the _________ and its successor in interest as if no purchase had occurred.


DATED:  ______________,  ______         "TENANT"
                                   Leisure Industries Corporation of America, a Delaware corporation
                                   By: _________________
                                   Its: ________________


                      [ATTACH LEASE AND AMENDMENTS TO THIS
                                  CERTIFICATE]

                                    EXHIBIT F
                                    ---------
                            AIRCRAFT NOISE DISCLOSURE
                            -------------------------
                                [TO BE SUPPLIED]

                                   RIDER NO. 1
                                   -----------
1.     TEMPORARY SPACE.  Landlord and Tenant acknowledge and agree that, subject
       ---------------
to Tenant obtaining all necessary and required government approvals at its sole cost and expense, while the "Tenant Improvements" (as defined in Exhibit "D")
                                                                    -----------
are being constructed, Landlord shall lease to Tenant and Tenant shall lease from Landlord on a temporary basis, that certain portion of the parking area servicing the Building more particularly depicted on Schedule "1" attached to
                                                        ------------
this Rider No. 1 (the "Temporary Space"), upon which Tenant intends to place, at its sole cost and expense, a temporary modular trailer (the "Trailer") for the sole purpose of conducting employee meetings and presentations. Tenant acknowledges and agrees that Landlord shall have the right to approve the type and condition of the Trailer Tenant intends to place within the Temporary Space. Tenant's leasing and occupancy of the Temporary Space and use of the Trailer shall be subject to all of the terms, conditions and limitations set forth in this Lease regarding the Premises (including, without limitation, Tenant's indemnification, repair obligations (as such repair obligations reasonably apply to the Temporary Space and the Trailer) and its obligation to obtain and maintain insurance as required under the Lease), except as follows:

(a) Tenant's leasing and occupancy of the Temporary Space shall be for a term commencing upon delivery of the Temporary Space to Tenant and expiring upon substantial completion of the Tenant Improvements in the Premises as contemplated in Section 8(a)(ii) of Exhibit "D". Tenant acknowledges that, to
                                      -----------
the extent it delays completion of the Tenant Improvements in the Premises and continues to occupy the Temporary Space, Tenant will find itself liable for Base Rent on both the Temporary Space (at a rate to be determined by Landlord) and the Premises for the same period of time. That is because Exhibit "D" provides
                                                            -----------
that the Lease Commencement Date of the Term of this Lease with respect to the Premises will be advanced by the number of days of Tenant Delays (as defined in Exhibit "D") and thus, due to Tenant Delays, the Lease Commencement Date could
------------
occur even though the Tenant Improvements are not completed. Upon substantial completion of the Tenant Improvements, Tenant immediately remove the Trailer and shall surrender the Temporary Space to Landlord in the condition received by Tenant (ordinary wear and tear excepted) and in accordance with all of the provisions of this Lease regarding surrender of the Premises. The Temporary Space upon surrender shall be neat and clean and all damage occurring in connection with Tenant's occupancy and/or Tenant's placement and/or removal of the Trailer during Tenant's occupancy thereof shall be repaired by Tenant at its sole cost and expense.

(b) Tenant agrees that Tenant shall accept the Temporary Space in its existing "AS IS" condition and that Landlord shall not be required to construct any improvements in the Temporary Space. Tenant further acknowledges that neither Landlord nor any agent, employee or contractor of Landlord has made any representation or warranty with respect to the Temporary Space or its suitability for the conduct of Tenant's business. The taking possession of the Temporary Space by Tenant shall conclusively establish that the Temporary Space was at such time in satisfactory condition.

(d) Prior to occupancy of the Temporary Space, Tenant shall provide Landlord with certificates of insurance evidencing its compliance with the insurance provisions of this Lease as applied to the Temporary Space.

                       SUMMARY OF BASIC LEASE INFORMATION
                       ----------------------------------
     This Summary of Basic Lease Information (the "Summary") is hereby incorporated into and made a part of the attached Office Lease (this Summary and the Office Lease to be known collectively as the "Lease") which pertains to the office building described in Section 6.1 below (the "Building"). Each reference
                             -----------
in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any initially capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

     TERMS  OF  LEASE
     (References  are  to
     the  Office  Lease)     DESCRIPTION
     -------------------     -----------

1.     Dated  as  of:         ____________,  2002.

                              AMERICAAN  SPECTRUM  REALTY  MANAGEMENT,  INC.,
                              a Delaware corporation
2.     Landlord:              as  agent  for  the  owner  of  the  Building

3.     Address  of  Landlord
      (Section  29.14):       For  Notices:
       ------------          ---------------
                             7700  Irvine  Center  Drive
                             Suite  555
                             Irvine,  California  92618
                             Attention:  Regional  Asset  Manager

                             For  Payment  of  Rent:
                             ----------------------
                             American  Spectrum  Realty,  Inc.
                             P.O.  Box  3074-18
                             Houston,  Texas  77253
                               --------------
4.     Tenant:               Leisure  Industries  Corporation  of  America,
                             a  Delaware  corporation


5.     Address  of  Tenant
       (Section 29.14):      Leisure  Industries  Corporation  of  America
                            [TENANT  TO  PROVIDE]
                             Attention: _________________
                            (Prior  To  Lease  Commencement  Date)

                            and

                            7700  Irvine  Center  Drive
                            Suite  100
                            Irvine,  California  92618
                            Attention: _______________
                            (After Lease Commencement Date)
                            -------------

6.     Premises  (Article  1)
                  ----------
                            7700 Irvine Center Drive; containing approximately
6.1  Building:              207,314  rentable  square  feet  of  space.

6.2  Premises:              Approximately Eight Thousand Forty (8,040) rentable
                              square feet (Six Thousand Nine Hundred Sixty [6,960] usable square feet) of space located on the first (1st) floor of the Building, as set forth in Exhibit A attached hereto, known as Suite 100.


7.     Term  (Article  2).
              ----------
     7.1  Lease  Term:                  Seven  (7)  years.

     7.2  Lease  Commencement  Date:    The  earlier  of  (i)  the  date Tenant
                                        occupies  all  or  a  portion  of  the
                                        Premises (other than in connection with the construction of the same), and (ii) the date that the Premises are Ready For
                                        Occupancy, which Lease Commencement Date is anticipated to be October 1, 2002.

     7.3  Lease  Expiration  Date:      The last day of the month in which the
                                        seventh (7th) anniversary of the Lease
                                        Commencement  Date  occurs.

8.     Base  Rent  (Article  3):
                    ----------
                                    Monthly          Annual
                         Months    Base Rent       Base Rent
                         ------   -----------     ----------------
                         1-12*     $16,080.00     $192,960.00
                         13-24     $16,884.00     $202,608.00
                         25-36     $17,688.00     $212,256.00
                         37-48     $18,492.00     $221,904.00
                         49-60     $19,296.00     $231,552.00
                         61-72     $20,502.00     $246,024.00
                         73-84     $21,708.00     $260,496.00

     * Provided Tenant is not in default under the Lease, Base Rent shall abate during Month 2 of the Lease Term.

9.     Additional  Rent  (Article  4).
                          ----------
     9.1  Base  Year:     The  calendar  year  of  2002.

     9.2  Tenant's  Share  of  Operating Expenses,
          Insurance Expenses, Utilities
          Expenses  and  Tax  Expenses:                3.88%

10.     Security  Deposit  (Article 21):     Twenty-Three Thousand Eight-Hundred
                            ----------
                                             Seventy-Eight  and  80/100  Dollars  ($23,878.80)

11.     Brokers  (Section  29.19):           Orion  Property Partners, Inc., representing both Landlord and Tenant.

12.     Permitted  Use  (Section  5):        General  Office  Use.
                         ----------
13.     Parking  Spaces
        (Article  26):                       Twenty-Seven  (27)  unreserved  and zero (0) reserved
         -----------                         parking  spaces


                            7700 IRVINE CENTER DRIVE
                                  OFFICE LEASE
                   AMERICAN SPECTRUM REALTY MANAGEMENT, INC.,
                             A DELAWARE CORPORATION,
                     AS AGENT FOR THE OWNER OF THE BUILDING,
                                       AND
                   LEISURE INDUSTRIES CORPORATION OF AMERICA,
                             A DELAWARE CORPORATION,
                                   AS TENANT.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

ARTICLE  1     REAL  PROPERTY,  BUILDING  AND  PREMISES   . . . . . . . .   1
ARTICLE  2     LEASE  TERM    . . . . . . . . . . . . . . . . . . . . . .   2
ARTICLE  3     BASE  RENT     . . . . . . .  . . . . . . . . . . .  . . .   2
ARTICLE  4     ADDITIONAL  RENT     . . . . . . . . . . . . . . . . . . .   3
ARTICLE  5     USE  OF  PREMISES      . . . . . . . . . . . . . . . . . .   7
ARTICLE  6     SERVICES  AND  UTILITIES     . . . . . . . . . . . . . . .   9
ARTICLE  7     REPAIRS    . . . . . . . . . . . . . . . . . . . . . . . .  10
ARTICLE  8     ADDITIONS  AND  ALTERATIONS    . . . . . . . . . . . . . .  11
ARTICLE  9     COVENANT  AGAINST  LIENS       . . . . . . . . . . . . . .  12
ARTICLE  10     INSURANCE   . . . . . . . . . . . . . . . . . . . . . . .  12
ARTICLE  11     DAMAGE  AND  DESTRUCTION    . . . . . . . . . . . . . . .  14
ARTICLE  12     NONWAIVER     . . . . . . . . . . . . . . . . . . . . . .  16
ARTICLE  13     CONDEMNATION    . . . . . . . . . . . . . . . . . . . . .  16
ARTICLE  14     ASSIGNMENT  AND  SUBLETTING   . . . . . .  . . . . . . .   17
ARTICLE  15     SURRENDER  OF  PREMISES;  REMOVAL  OF  TRADE  FIXTURES. .  20
ARTICLE  16     HOLDING  OVER    . . . . . .  . . . . . .  . . . . . . . . 20
ARTICLE  17     ESTOPPEL  CERTIFICATES     . . . . . . . . . . . . . . . . 20
ARTICLE  18     SUBORDINATION   . . . .  . . . . . . . . . . . . . . . . . 21
ARTICLE  19     DEFAULTS;  REMEDIES   .  . . . . . . . . . . . . . . . . . 21
ARTICLE  20     ATTORNEYS'  FEES   .  . . . . . . . . . . . . . . . . . . .24
ARTICLE  21     SECURITY  DEPOSIT  .  . . . . . . . . . . . . . . . . . .  24
ARTICLE  22     SUBSTITUTION  OF  OTHER  PREMISES  .  . . .  . . . . . .   24
ARTICLE  23     SIGNS  .  . . . . . . . . . . . . . . . . .  . . . . . . . 25
ARTICLE  24     COMPLIANCE  WITH  LAW   .  . . . . . . . . . . . . . . . . 25
ARTICLE  25     ENTRY  BY  LANDLORD    .  . . . . . . . . . . . . . . . . .25
ARTICLE  26     TENANT  PARKING    .  . . . . . . . . . . . . . . . . . . .26
ARTICLE  27     MISCELLANEOUS  PROVISIONS    .  . . . . . . . . . . .. . . 26

EXHIBITS
--------

A     OUTLINE  OF  PREMISES
B     RULES  AND  REGULATIONS
C     NOTICE  OF  LEASE  TERM  DATES
D     TENANT  WORK  LETTER
E     FORM  OF  TENANT'S  ESTOPPEL  CERTIFICATE
F     AIRCRAFT  NOISE  DISCLOSURE

RIDER  NO.  1

                          INDEX OF MAJOR DEFINED TERMS
                          ----------------------------



                                          LOCATION OF DEFINITION
DEFINED TERMS                             IN OFFICE LEASE
-------------                             ---------------
Additional  Rent                          Section  4.1
Base  Rent                                Article  3
Base  Year                                Section  4.2.1
Building                                  Article  1
Estimate                                  Section  4.3.3
Estimated  Excess                         Section  4.3.3
Estimate  Statement                       Section  4.3.3
Excess                                    Section  4.3.1
Expense  Year                             Section  4.2.3
Force  Majeure                            Section  279.13
Holidays                                  Section  6.1.1
Lease  Commencement  Date                 Article  2
Lease  Expiration  Date                   Article  2
Lease  Term                               Article  2
Lease  Year                               Article  2
Notices                                   Section  279.14
Operating  Expenses                       Section  4.2.4
Premises                                  Article  1
Real  Property                            Article  1
Rent                                      Section  4.1
Security  Deposit                         Article  21
Statement                                 Section  4.3.2
Tax  Expenses                             Section  4.2.5
Tenant's  Share                           Section  4.2.6
Transfer  Notice                          Section  14.1
Transfer  Premium                         Section  14.3
Transferee                                Section  14.1
Transfers                                 Section  14.1